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                                EXHIBIT 10.18.2
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                                                                  EXECUTION COPY

                                AMENDMENT NO. 1
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          AMENDMENT NO. 1 dated as of December 21, 1999 among CAPITAL ONE
FINANCIAL CORPORATION, a corporation organized under the laws of the State of Delaware ("COFC"); CAPITAL ONE BANK, a bank organized under the laws of the
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Commonwealth of Virginia ("COB"); CAPITAL ONE, F.S.B., a Federal savings bank
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organized under the laws of the United States of America ("FSB"; each of COFC,
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COB and FSB is herein referred to as a "Borrower" and, collectively, as the
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"Borrowers"); and THE CHASE MANHATTAN BANK, as administrative agent (in such
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capacity, together with its successors in such capacity, the "Administrative
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Agent").
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          The Borrowers, the Lenders party thereto and the Administrative Agent are party to a Second Amended and Restated Credit Agreement dated as of May 25, 1999 (as modified and supplemented and in effect on the date hereof, the "Credit
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Agreement").  The Borrowers have requested that the Lenders agree to amend the
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Credit Agreement as hereinafter provided. The Majority Lenders have consented to such amendments on and subject to the terms and conditions hereof. Accordingly, the Borrowers and the Administrative Agent, acting on behalf of the Majority Lenders, agree as follows:

          Section 1.  Definitions. Except as otherwise defined in this Amendment
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No. 1, terms defined in the Credit Agreement are used herein as defined therein.

          Section 2.  Amendments. Subject to Section 4, but effective as of the
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date hereof, the Credit Agreement shall be amended as follows:

               2.1 References in the Credit Agreement to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

               2.2 Section 8.06 of the Credit Agreement shall be amended by (i) deleting "and" at the end of clause (a) thereof, (ii) substituting "; and" for "." at the end of clause (b) thereof and (iii) adding a new clause (c) at the end thereof which shall read as follows:

               (c) any pledge of Receivables to a Federal Reserve Bank made in the ordinary course of business to secure advances or other transactions and manage the liquidity position of the Borrower.

          Section 3.  Representations and Warranties.  Each Borrower represents
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and warrants to the Administrative Agent and the Lenders that (i) the representations and warranties

                                Amendment No. 1
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                                     -2-

made by such Borrower in Section 7 of the Credit Agreement are true and complete on and as of the date hereof with the same force and effect as if made on and as of the date hereof (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference in said Section 7 to "this Agreement" included referenced to this Amendment No. 1 and (ii) no Default has occurred and is continuing.

          Section 4.  Effectiveness.  The effectiveness of this Amendment No. 1
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as of the date hereof is subject to the condition that the Administrative Agent shall have received counterparts of this Amendment No. 1 executed by the Borrowers.

          Section 5.  Miscellaneous.  Except as herein provided, the Credit
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Agreement shall remain unchanged and in full force and effect.  This Amendment
No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties thereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.


                                Amendment No. 1
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                                      -3-

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective authorized officers as of the day and year first above written.

                                        BORROWERS
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                                        CAPITAL ONE FINANCIAL CORPORATION

                                        By /s/  Stephen Linehan
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                                           Name:  Stephen Linehan
                                           Title:  Director, Corporate Funding


                                        CAPITAL ONE BANK

                                        By /s/  Stephen Linehan
                                           -----------------------------------
                                           Name:  Stephen Linehan
                                           Title:  Director, Corporate Funding


                                        CAPITAL ONE, F.S.B.

                                        By /s/  Stephen Linehan
                                           -----------------------------------
                                           Name:  Stephen Linehan
                                           Title:  Director, Corporate Funding


                                        ADMINISTRATIVE AGENT
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                                        THE CHASE MANHATTAN BANK,
                                         as Administrative Agent

                                        By /s/  Christine Herrick
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                                           Name:  Christine Herrick
                                           Title:  Vice President

/s/  Stephen Linehan

                                Amendment No. 1
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